Exhibit 99.1

FOR IMMEDIATE RELEASE

                                        [Logo of Newtek Business Services, Inc.]

          NEWTEK BUSINESS SERVICES BEATS STREET ESTIMATE OF EPS FOR Q1
                   REPORTS FIRST QUARTER LOSS OF ($0.06) EPS

NEW YORK, N.Y. - MAY 5, 2004 - Newtek Business Services, Inc. (NASDAQ: NKBS) (www.newtekbusinessservices.com), a provider of business services and financial products to the small to medium-sized business market, today announced its results for the quarter ended March 31, 2004. Newtek reported revenues of approximately $7.9 million for the quarter and net loss of approximately ($1.7 million) or ($0.06) per diluted share. Wall Street analysts anticipated that the company would lose ($0.09) for the first quarter. This loss was anticipated due to the uneven distribution of tax credit revenue and the company is projecting profitability for the balance of 2004.

Newtek also previously announced the acquisition of CrystalTech Web Hosting, Inc. and filed with the SEC CrystalTech's 2003 financials. Newtek will address the acquisition, giving guidance and forecasts in its shareholder call. With this proposed acquisition along with the growth of the lending and merchant processing businesses, Newtek estimates that its core operating businesses will produce over 50% of its 2004 revenues. This is a diversification away from tax credit revenue generated from its CAPCO programs which was 74% of revenue in 2003 and 88% in 2002. Newtek also confirms Wall Street estimates of $72 million in revenue for 2004 up from $60 million in 2003.

Newtek is exploring its options to finance the CrystalTech acquisition and it is basing its projection on possible alternatives to finance the acquisition. Newtek estimates that its EPS for 2004 will be $0.32 - $0.36 fully diluted after the acquisition and estimates that for 2005 its revenues will equal $100 million with EPS estimates of $0.40 to $0.47 on a fully diluted basis. As these estimates are dependent on the final financing arrangements for the CrystalTech acquisition, Newtek plans to review this guidance as required upon finalizing those arrangements. Barry Sloane, Chairman and CEO, stated, "We are extremely proud of the management and personnel of Newtek for consistently being able to execute and exceed market expectations. Our plan and goal to become one of the leading providers of financial products and business services to small and medium-sized businesses across the United States is becoming a reality. Subsequent to financing and concluding our acquisition of CrystalTech, Newtek expects to have in excess of 32,000 small to medium-sized business clients using one or more of our products and we are forecasting in excess of 40,000 clients by year-end. Additionally, our core businesses are growing and we anticipate that they will produce at least 50% of our projected $72 million in revenue in 2004. We are excited about our prospects for the future and look forward to striving to meet and exceed our goals."

Newtek will discuss its first quarter results in more detail during its shareholder conference call today at 11:00am EST, which is accessible by dialing 1-800-901-5248 and providing the pass code 87080010. The company will post a PowerPoint presentation on its website to guide listeners through the conference call (www.newtekbusinessservices.com).

Newtek Business Services, Inc. is a premier provider of business services and financial products to the small to medium-sized business market. Newtek's core brands include:

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


o     NEWTEK    SMALL    BUSINESS    FINANCE:    small    business    and   U.S.
      government-guaranteed lending services;

o     NEWTEK  MERCHANT   SOLUTIONS:   electronic   merchant  payment  processing
      solutions;

o NEWTEK FINANCIAL INFORMATION SYSTEMS: outsourced bookkeeping & controller services;

o     NEWTEK TAX SERVICES: tax filing, preparation and advisory services; and

o NEWTEK INSURANCE AGENCY: customized business insurance (to be operational in 2004).






THE STATEMENTS IN THIS RELEASE MAY CONTAIN FORWARD-LOOKING STATEMENTS RELATING TO SUCH MATTERS AS ANTICIPATED FUTURE BUSINESS STRATEGIES AND FINANCIAL PERFORMANCE, ANTICIPATED FUTURE NUMBER OF CUSTOMERS, THE EXPECTED TIME OF CLOSING OF THE CRYSTALTECH ACQUISITION, BUSINESS PROSPECTS, LEGISLATIVE DEVELOPMENTS AND SIMILAR MATTERS. THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A SAFE HARBOR FOR FORWARD LOOKING STATEMENTS. IN ORDER TO COMPLY WITH THE TERMS OF THE SAFE HARBOR, THE COMPANY NOTES THAT A VARIETY OF FACTORS COULD CAUSE THE COMPANY'S ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS EXPRESSED IN THE COMPANY'S FORWARD LOOKING STATEMENTS SUCH AS INTENSIFIED COMPETITION AND/OR OPERATING PROBLEMS ON ITS OPERATING BUSINESS PROJECTS AND THEIR IMPACT ON REVENUES AND PROFIT MARGINS OR ADDITIONAL FACTORS AS DESCRIBED IN NEWTEK BUSINESS SERVICES' 2003 ANNUAL REPORT ON FORM 10-K AND SUBSEQUENTLY FILED REGISTRATION STATEMENTS.

CONTACTS:
Newtek Business Services
Barry Sloane
Chairman of the Board & CEO
212-356-9500
bsloane@newtekbusinessservices.com

Dave Gentry
Aurelius Consulting Group, Inc.
407-644-4256
dave@aurcg.com

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

                NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES
                     CONDENSED CONSOLIDATED BALANCE SHEETS
                MARCH 31, 2004 (UNAUDITED) AND DECEMBER 31, 2003


                                                                          2004           2003
                                                                          ----           ----
          A S S E T S
Cash and cash equivalents                                          $  42,564,071   $  33,444,611
Restricted cash                                                        2,680,680       2,107,471
Credits in lieu of cash                                               68,497,004      71,294,083
SBA loans receivable, net of reserve for loan losses                  52,473,931      52,050,725
Accounts receivable, (net of allowance of $38,523 and $96,480,
 respectively)                                                           673,010         469,768
Receivable from bank                                                   2,841,915       2,670,353
SBA loans held for sale                                                2,282,374       3,619,582
Accrued interest receivable                                              287,229         281,072
Investments in qualified businesses - equity method investments          300,000         300,000
Investments in qualified businesses -held to maturity investments      1,284,057       1,420,179
Structured insurance product                                           3,095,057       3,054,705
Prepaid insurance                                                     14,655,535      13,282,630
Prepaid expenses and other assets                                      2,388,590       1,907,132
Capitalized servicing asset (net of accumulated amortization of
 $89,550 and $24,545, respectively)                                    1,163,436         754,064
Furniture, fixtures and equipment, (net of accumulated
 depreciation of $464,875 and $390,011, respectively)                    812,333         670,715
Customer merchant accounts (net of accumulated amortization of
 $419,832 and $269,380, respectively)                                  2,889,295       3,024,298
Goodwill                                                               1,832,621       1,832,621
                                                                   -------------   -------------

Total assets                                                       $ 200,721,138   $ 192,184,009
                                                                   -------------   -------------

        LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Accounts payable and accrued expenses                            $   5,932,724   $   6,095,440
  Notes payable - certified investors                                  3,826,421       3,829,973
  Notes payable - insurance                                            6,336,421       4,115,136
  Notes payable - other                                                  880,000       1,000,000
  Bank notes payable                                                  55,642,027      51,990,047
  Note payable in credits in lieu of cash                             69,726,477      65,697,050
  Deferred tax liability                                               9,631,616      10,815,790
                                                                   -------------   -------------

     Total liabilities                                               151,975,686     143,543,436
                                                                   -------------   -------------

  Minority interest                                                    8,092,837       8,393,151
                                                                   -------------   -------------

  Commitments and contingencies
  Stockholders' equity:
     Common stock (par value $0.02 per share; authorized
      39,000,000 shares, issued and outstanding 26,651,976 and
      26,209,211, not including 582,980 shares held in escrow)           533,040         524,184
     Additional paid-in capital                                       28,449,520      26,588,400
     Unearned compensation                                            (1,867,315)     (2,106,588)
     Retained earnings                                                13,537,370      15,241,426
                                                                   -------------   -------------

     Total stockholders' equity                                       40,652,615      40,247,422
                                                                   -------------   -------------

     Total liabilities and stockholders' equity                    $ 200,721,138   $ 192,184,009
                                                                   -------------   -------------

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

               NEWTEK BUSINESS SERVICES, INC. AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
              FOR THE THREE MONTHS ENDED MARCH 31, 2004 AND 2003



                                                                   2004           2003
                                                                   ----           ----
Revenue:
  Income from tax credits                                    $  2,023,525   $ 10,388,583
  Electronic payment processing                                 3,232,504        847,804
  Servicing fee and premium income                              1,112,367        368,447
  Interest and dividend income                                  1,028,948      1,059,169
  Other income                                                    473,149        255,441
                                                             ------------   ------------
     Total revenue                                              7,870,493     12,919,444
                                                             ------------   ------------
Expenses:
  Interest                                                      3,764,774      3,717,852
  Payroll and consulting fees                                   2,185,449      1,664,064
  Electronic payment processing
  costs                                                         2,100,986      1,119,942
  Professional fees                                               994,609        915,767
  Insurance                                                       714,962        573,293
  Other than temporary decline in
  value of investments                                                 --      1,713,414
  Equity in net losses of affiliates                                   --         54,974
  Provision for loan losses                                       104,681             --
   Other                                                        1,193,576        706,513
                                                             ------------   ------------
    Total expenses                                             11,059,037     10,465,819
                                                             ------------   ------------

(Loss) income before minority interest,
provision for income taxes and
extraordinary items                                            (3,188,544)     2,453,625

Minority interest in (loss) income                                300,314        288,337
                                                             ------------   ------------

(Loss) income before provision for
 income taxes and extraordinary
 items                                                         (2,888,230)     2,741,962
Benefit (provision) for income taxes                            1,184,174     (1,069,365)
                                                             ------------   ------------

(Loss) income before extraordinary items                       (1,704,056)     1,672,597

Extraordinary gain on acquisition of a business                        --        186,729
                                                             ------------   ------------

Net (loss) income                                            $ (1,704,056)  $  1,859,326
                                                             ------------   ------------

Weighted average common shares
 outstanding
  Basic                                                        26,471,248     25,409,868
  Diluted                                                      26,471,248     25,661,450
(Loss) income per share after extraordinary gain
  Basic                                                      $       (.06)  $        .07
  Diluted                                                    $       (.06)  $        .07
(Loss) income per share before extraordinary gain
  Basic                                                      $       (.06)  $        .07
  Diluted                                                    $       (.06)  $        .07

Newtek's reportable segments are as follows: SBA lending, electronic payment processing and capco and other.

                            FOR THE THREE    FOR THE THREE
                             MONTHS ENDED     MONTHS ENDED
                               MARCH 31,        MARCH 31,
                                 2004             2003
                                 ----             ----
Revenue

    SBA lending           $   2,140,053     $   1,322,061
    Electronic payment
    processing                3,232,504           847,804
    Capco and other           2,497,936        10,749,579
                          -------------     -------------
    TOTAL                 $   7,870,493     $  12,919,444
                          =============     =============

Income (loss) before
provision for
income taxes and
extraordinary items
    SBA lending           $     288,761     $    (292,832)
    Electronic payment
    processing                   10,573          (375,091)
    Capco and other          (3,187,564)        3,409,885
                          -------------     -------------
    TOTAL                 $  (2,888,230)    $   2,741,962
                          =============     =============


 Depreciation and Amortization
    SBA lending           $      79,204     $          --
    Electronic payment
    processing                  168,604            16,674
    Capco and other              42,513            28,353
                          -------------     -------------
    TOTAL                 $     290,321     $      45,027
                          =============     =============


 INTERCOMPANY Revenue eliminated above
    SBA lending           $          --     $          --
    Electronic payment
    processing                  214,932            92,644
    Capco and other             416,532           376,956
                          -------------     -------------
    TOTAL                 $     631,464     $     469,600
                          =============     =============


 INTERCOMPANY Expenses eliminated above
    SBA lending           $     158,113     $          --
    Electronic payment
    processing                  320,656           215,566
    Capco and other             152,695           254,034
                          -------------     -------------
    TOTAL                 $     631,464     $     469,600
                          =============     =============


                           AT MARCH 31,     AT DECEMBER 31,
 Identifiable Assets          2004                2003

    SBA lending           $  68,293,531     $  64,738,750
    Electronic payment
    processing                7,213,673         7,308,940
    Capco and other         125,213,934       120,136,319
                          -------------     -------------
    TOTAL                 $ 200,721,138     $ 192,184,009
                          =============     =============

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